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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report: November 14, 2001


                        LIBERTY FINANCIAL COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
                    (State of incorporation or organization)


        1-13654                                      04-3260640
(Commission File Number)                   (I.R.S. Employer Identification No.)


              600 Atlantic Avenue, Boston, Massachusetts 02210-2214
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 722-6000


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                                    FORM 8-K
                                       OF
                        LIBERTY FINANCIAL COMPANIES, INC.


ITEM 5. OTHER EVENTS

         On November 13, 2001, Liberty Financial Companies, Inc., a Massachusetts corporation (the "Company"), announced the closing of the cash tender offer and consent solicitation regarding its outstanding 6.75% notes due November 15, 2008, and its 7.625% debentures due November 9, 2028 (the "notes" and the "debentures" are referred collectively as the "securities"). The tender offer and consent solicitation expired at 5:00 P.M. New York City time on November 9, 2001.

         The Company made aggregate payments in the amount of $ 496,847,591.70 (including accrued interest) with respect to the securities validly tendered and the consents validly delivered.

         On November 13, 2001, the Company issued a press release regarding the closing of the cash tender offer and consent solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits

              EXHIBIT NO.                 EXHIBIT
              -----------                 -------

              99.1                        Press Release of the Company, dated
                                          November 13, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LIBERTY FINANCIAL COMPANIES, INC.




Date: November 14, 2001                     By:  /s/ J. ANDREW HILBERT
                                                 ------------------------------
                                                     J. Andrew Hilbert
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


              EXHIBIT NO.                 EXHIBIT
              -----------                 -------

              99.1                        Press Release of the Company, dated
                                          November 13, 2001.